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                                                                    Exhibit 10.3

                        ASSIGNMENT OF INTERESTS IN OIL
                        AND GAS LEASES AND BILL OF SALE

THE STATE OF TEXAS                 (S)
                                   (S)           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF LAVACA                   (S)

         That MOOSE OIL & GAS COMPANY, a Texas corporation ("Assignor"), the address for which, for purposes hereof, being 801 Travis Street, Suite 1425, Houston, Texas 77002, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, including, without limitation, the promise to pay evidenced by the Promissory Note (as such term is defined hereinafter), in hand paid by HOUSTON AMERICAN ENERGY CORP., a Delaware corporation ("Assignee"), the address for which, for purposes hereof, being 801 Travis Street, Suite 1425, Houston, Texas 77002, the receipt and sufficiency of such consideration being hereby acknowledged, has BARGAINED, SOLD, CONVEYED, TRANSFERRED, ASSIGNED, SET OVER, and DELIVERED, and does hereby BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, SET OVER, and DELIVER, to Assignee the following:

         (a) an undivided 25% working interest (yielding not less than 18.75% net revenue interest) in and to the following (capitalized terms appearing below in this paragraph being defined hereinafter):

               (i)      the leasehold estate under each of the Group 1 Leases;

               (ii) production of hydrocarbons, on or after the Effective Time, pursuant to the terms of or allocable to any of the Group 1 Leases, subject to a proportionate share of the Existing Lease Burdens (but in no event resulting in a net revenue interest to Assignee under each of the Group 1 Leases of less than 18.75%) and to the provisions of the Operating Agreement;

               (iii)    all Equipment as to the Group 1 Leases;

               (iv) all permits, licenses, franchises, easements, and rights-of-way relating to the Group 1 Leases or Operations thereon; and

               (v) all contracts and agreements of any kind whatsoever, insofar as in force and effect as of the date of execution hereof, covering or in any way affecting the production or marketing of hydrocarbons produced pursuant to the terms of or allocable to any of the Group 1 Leases; and

         (b) an undivided 20% working interest (yielding not less than 15% net revenue interest) in and to the following:

               (i)      the leasehold estate under each of the Group 2 Leases;

               (ii) production of hydrocarbons, on or after the Effective Time, pursuant to the terms of or allocable to any of the Group 2 Leases, subject to a proportionate share of the Existing Lease Burdens (but in no event resulting in a net revenue interest to Assignee under each of the Group 2 Leases of less than 15%) and to the provisions of the Operating Agreement;

               (iii)    all Equipment as to the Group 2 Leases;

               (iv) all permits, licenses, franchises, easements, and rights-of-way relating to the Group 2 Leases or Operations thereon; and

               (v) all contracts and agreements of any kind whatsoever, insofar as in force and effect as of the date of execution hereof, covering or in any way affecting the production or marketing of hydrocarbons produced pursuant to the terms of or allocable to any of the Group 2 Leases.

         TO HAVE AND TO HOLD the interests herein conveyed all and singular unto Assignee, its successors and assigns forever; provided, however, that this conveyance is made without representation or warranty, either

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express or implied, but is made with full right of substitution and subrogation in and to all warranties inuring to the benefit of Assignor, and is made subject to all encumbrances and other matters reflected in the official public records of Lavaca County, Texas, but only to the extent any such encumbrance or other matter remains in force and effect. Further to the foregoing, the interest in the Equipment herein conveyed is conveyed on an "AS IS", "WHERE IS" and "WITH ALL FAULTS" basis and ASSIGNOR EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AS TO ANY OF THE EQUIPMENT AND HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO
(A) THE MERCHANTABILITY OF ANY OF THE EQUIPMENT OR (B) THE FITNESS OF ANY OF THE EQUIPMENT FOR USE FOR A PARTICULAR PURPOSE.

         To secure payment of the Promissory Note, Assignor hereby expressly reserves a vendor's lien and superior title to the interests herein conveyed, until payment in full of the Promissory Note.

         This conveyance is made subject to, and Assignor and Assignee shall be entitled to all of their respective benefits and burdened by all of their respective obligations under the Operating Agreement, which shall govern all Operations on any of the Subject Leases.

         For the same consideration stated above, Assignor covenants and agrees with Assignee that Assignor shall at any time, and from time to time, on or after the date of execution of this conveyance, execute and deliver, or cause to be executed and delivered, all such deeds, assignments, consents, documents or other instruments, or take or cause to be taken all such other actions, as may be reasonably necessary or desirable to put Assignee in actual possession and control of the interests conveyed hereby, or to vest more fully and effectively in Assignee, or to confirm Assignee's title to and possession of, such interests, or to assist Assignee in exercising rights with respect thereto, or to otherwise carry out the intents and purposes of this conveyance.

         This conveyance may be executed in two or more counterparts, all of which shall be taken together to constitute one and the same instrument.

         As used in this conveyance, each of the following terms shall have the meaning assigned thereto below in this paragraph:

         "Effective Time" shall mean 7:00 a.m., Central Daylight Savings Time, on April 6, 2001.

         "Equipment" shall mean fixtures, personal property, and equipment situated on the lands covered by the Subject Leases as of the Effective Time or at any time thereafter and used or useable in the operation of the Subject Leases, including all producing and nonproducing Wellbores, surface and subsurface equipment and facilities, water and oil and gas pipelines, gathering lines, and flowlines, structures, and other property, whether movable or immovable, provided in the field, but expressly excluding any property leased from third parties and any automobiles, trucks or other rolling stock owned by Assignor and temporarily on the lands covered by the Subject Leases.

         "Existing Lease Burdens" shall mean the lessor's royalty provided in each of the Subject Leases and all overriding royalty interests and other interests payable out of or measured by production, on or after the Effective Time, of hydrocarbons from or allocable to the Subject Leases or any of them, to the extent in force and effect as of the date of execution hereof.

         "Group 1 Leases" shall mean those certain oil and gas leases or oil, gas and mineral leases listed under the heading Group 1 Leases on Schedule 1 attached hereto.

         "Group 2 Leases" shall mean those certain oil and gas leases or oil, gas and mineral leases listed under the heading Group 2 Leases on Schedule 1 attached hereto.

         "Operating Agreement" shall mean that certain Operating Agreement dated April 6, 2001 between Moose Operating Co., Inc., as Operator, and Assignee, as Non-Operator.

         "Operation" shall mean, as to any Wellbore or any of the Subject Leases, as the case may be, any drilling, testing, completing, recompleting, reworking, plugging-back, deepening, sidetracking or plugging and abandoning, including any related acquisition and installation of Equipment.

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         "Promissory Note" shall mean that certain Promissory Note dated of even date herewith in the original principal amount of $216,981.06 made by Assignee and payable to the order of Assignor on demand, such original principal amount representing the purchase price for the interests herein conveyed and funds advanced by Assignor through April 15, 2001 to pay the share of the cost of the drilling to their respective objective depths and running an initial log associated with the Klimitchek No. 2 Well (to be situated on the acreage covered by the Oil, Gas and Mineral Lease listed as 1 of the Group 1 Leases on Schedule
1) and the Kalmus No. 1 Well (to be situated on the acreage covered by the Oil, Gas and Mineral Leases listed as 1 and 2 of the Group 2 Leases on Schedule 1 hereto) attributable to the interests in the relevant Oil, Gas and Mineral
Leases herein conveyed (but not for Assignee's share of the cost of drilling or testing to be paid after April 15, 2001 or of the cost of completing either such well or of any subsequent Operations on any of the Subject Leases, for which additional costs Assignee shall remain obligated, subject to applicable provisions of the Operating Agreement.

         "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, government, any agency or political subdivision of any government, or any other form of entity.

         "Subject Leases" shall mean those certain oil and gas leases listed on
Schedule 1 attached hereto and made a part hereof.

         "Wellbore" shall mean the wellbore of any oil, gas or disposal well situated on the lands covered by the Subject Leases as of the Effective Time or at any time thereafter.

         IN WITNESS WHEREOF, this Assignments of Interest in Oil and Gas Leases and Bill of Sale is executed this 24/th/ day of April, 2001, but effective as of the Effective Time.

                                    ASSIGNOR:

                                    MOOSE OIL & GAS COMPANY


                                    By /s/ John F. Terwilliger
                                      ---------------------------------
                                       John F. Terwilliger, President

                                    ASSIGNEE:

                                    HOUSTON AMERICAN ENERGY CORP.


                                    By /s/ John F. Terwilliger
                                      ---------------------------------
                                       John F. Terwilliger, President

                                       3
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THE STATE OF TEXAS                        (S)
                                          (S)
COUNTY OF HARRIS                          (S)

         The foregoing instrument was acknowledged before me this 24/th/ day of April, 2001, by John F. Terwilliger, President of MOOSE OIL & GAS COMPANY, a Texas corporation, on behalf of such corporation.

         [SEAL]

                                     /s/ Nora Warteman
                                    ----------------------------------------
                                    NOTARY PUBLIC in and for the State of Texas

My Commission Expires:              Nora Warteman
                                    -------------------------------------------
                                    (Printed Name of Notary Public)

10-13-02
-----------------------

THE STATE OF TEXAS                        (S)
                                          (S)
COUNTY OF HARRIS                          (S)

         The foregoing instrument was acknowledged before me this 24/th/ day of April, 2001, by John F. Terwilliger, President of HOUSTON AMERICAN ENERGY CORP, a Delaware corporation, on behalf of such corporation.

         [SEAL]

                                     /s/ Nora Warteman
                                    -------------------------------------------
                                    NOTARY PUBLIC in and for the State of Texas

My Commission Expires:              Nora Warteman
                                    -------------------------------------------
                                    (Printed Name of Notary Public)

10-13-02
-----------------------

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                                  SCHEDULE 1
                                  ----------
                           Listing of Subject Leases

Group 1 Leases:
--------------

1. Oil, Gas and Mineral Lease dated September 18, 2000 by Carl Travis Klimitchek and Patricia Lois Klimitchek, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 217, Page 323 of the Official Public Records of Lavaca County, Texas.

Group 2 Leases:
--------------

1. Oil, Gas and Mineral Lease dated May 19, 2000 by Delores Ann Michalke, as Lessor, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 215, Page 241 of the Official Public Records of Lavaca County, Texas.

2. Oil, Gas and Mineral Lease dated May 19, 2000 by Alphonse W. Kalmus, as Lessor, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 215, Page 233 of the Official Public Records of Lavaca County, Texas.

3. Oil, Gas and Mineral Lease dated May 19, 2000 by Macklin K. Johnson and Alice F. Johnson, as Lessors, in favor of Moose Oil & Gas Company, as Lessee, recorded in Volume 215, Page 225 of the Official Public Records of Lavaca County, Texas.

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